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                                                                    EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT") is entered into as of February 5, 2001 between Sunshine Mining and Refining Company, a Delaware corporation, with offices at 817 West Main Street, Suite 600, Boise, Idaho 83702 (the "COMPANY") and each of the entities listed under "INVESTORS" on the signature page hereto (each an "INVESTOR" and collectively the "INVESTORS"), each with offices at the address listed under such Investor's name on Schedule I hereto.

                                   WITNESSETH:

         WHEREAS, pursuant to a Plan of Reorganization, dated as of August 23, 2000 filed by the Company, as subsequently amended and which became effective on February 5, 2001, certain affiliates of the Company and the Investors with the federal bankruptcy court in Delaware (the "PLAN OF REORGANIZATION"); and

         WHEREAS, the Company and the investors desire that all shares of the Company's common stock, par value $0.01 per share ("Common Stock") issued to the Investors pursuant to the Plan of Reorganization (the "Reorganization Shares") be subject to the registration rights contained herein;

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in and this Agreement, the Company and the Investors agrees as follows:

         1. Certain Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Plan of Reorganization. As used in this Agreement, the following terms shall have the following respective meanings:

         "Approved Market" shall mean the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ Small Cap Market or the NASDAQ OTC Bulletin Board.

         "Closing Date" shall refer to the Effective Date of the Plan of Reorganization.

         "Commission" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall have the meaning set forth in the preamble.

         "Default Payment" shall have the meaning set forth in Section 2(b)(i).

         "Deficiency" shall have the meaning set forth in Section 2(b)(iv).

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         "Holder" and "Holders" shall mean the Investor or the Investors, respectively, and any transferee of the Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

         "Indemnified Party" shall have the meaning set forth in Section 6(c).

         "Indemnifying Party" shall have the meaning set forth in Section 6(c).

          "Interfering Events" shall have the meaning set forth in Section 2(b).

         "Listing Period" shall have the meaning set forth in Section
2(b)(ii)(A).

         "Market Price"" shall mean the price of one share of Common Stock determined as follows:

                  (i) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing price on such exchange on the date of valuation;

                  (ii) if (i) does not apply and the Common Stock is listed on the NASDAQ National Market System, the NASDAQ Small-Cap Market or the NASDAQ OTC Bulletin Board, the last reported bid price on the date of valuation;

                  (iii) If neither (i) nor (ii) apply but the Common Stock is quoted in the over-the-counter market, another recognized exchange or on the pink sheets, the last reported bid price on the date of valuation; and

                  (iv) If neither clause (i), (ii) or (iii) above applies, the good faith determination of the Board of Directors, with the concurrence and participation of an investment banking firm acceptable to the Holders.

         "Mandatory Repurchase Price" shall have the meaning set forth in
Section 2(b)(i)(B).

         "Put Notice" shall have the meaning set forth in Section 2(b)(i)(B).

         "Registrable Securities" shall mean (i) the Reorganization Shares; (ii) any securities of the Company issued or issuable to the Investors or their permitted transferees upon any stock split, stock dividend, recapitalization or similar event with respect to the aforementioned securities; and (iii) any securities of the Company issued as a dividend or other distribution with respect to, conversion or exchange of, or in replacement of, Registrable Securities.


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         The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "Blue Sky" fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders) for a "due diligence" examination of the Company and review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "Registration Statement" shall have the meaning set forth in Section 2(a) herein.

         "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

         "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within "Registration Expenses".

         "Suspension Grace Period" shall have the meaning set forth in Section 2(b)(iii).

         2. Registration Requirements. The Company shall use its best efforts to effect the registration of the Investors' Registrable Securities (including without limitation the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable "Blue Sky" or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) designated by the Holder and in all U.S. jurisdictions. Such best efforts by the Company shall include the following:

                  (a) The Company shall, as expeditiously as reasonably possible after the Effective Date (as defined in the Plan of Reorganization) (the "CLOSING DATE"):

                           (i) But in any event by March 20, 2001 (THE "FILING
                  DATE") prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) covering the Registrable Securities (such registration statement, including any amendments or supplements thereto and prospectuses contained therein, is


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         referred to herein as the "REGISTRATION STATEMENT"), which Registration
         Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar events. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the number of shares of Common Stock that are as of the date of this Agreement issued or issuable to the Investors. Thereafter, the Company shall use its best efforts to cause such Registration Statement to be declared effective as soon as practicable, and in any event prior to 60 days following the Filing Date. The Company shall provide Holders and their legal counsel reasonable opportunity to review any such Registration Statement or amendment or supplement thereto prior to filing.

                  (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by the seller thereof as set forth in the Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

                  (iii) Furnish to each Holder such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

                  (iv) Register and qualify the securities covered by such Registration Statement under the securities or "Blue Sky" laws of all U.S. jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (v) Notify each Holder immediately of the happening of any event as a result of which the prospectus (including any supplements thereto or thereof and any information incorporated or deemed to be incorporated by reference therein) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.


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                  (vi) Notify each Holder immediately of the issuance by the
         Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  (vii) Permit the Holders of the Registrable Securities included in the Registration Statement to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects.

                  (viii) List the Registrable Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed and prepare and file any required filings with the New York Stock Exchange, the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is then traded.

                  (ix) If applicable, take all steps necessary to enable Holders to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Act.

                  (x) Upon the effectiveness of the Registration Statement, cause any restrictive legend placed on the certificates representing Registrable Securities to be removed promptly.

         (b) Set forth below in this Section 2(b) are (I) events that may arise that the Investors consider will interfere with the full enjoyment of their rights under the Transaction Documents (the "INTERFERING EVENTS"), and (II) certain remedies applicable in each of these events.

                  (i) Delay in Effectiveness of Registration Statement.

                           (A) In the event that the Registration Statement has not been declared effective within 60 calendar days from the Filing Date and provided that such Holder is not able to freely transfer the Registrable Securities pursuant to Rule 144(k) of the Act, then the Company shall pay to each Holder (in cash or shares of Common Stock, at the option of each Holder as provided in Section 2(b)(iv)), a default payment for each 30-day period (or portion thereof) that the effectiveness of the Registration Statement has not been declared effective or failure to issue such unlegended Registrable Securities persists, equal to 1% of the value of the outstanding Registrable Securities held by such Holder, based upon the Market Price determined on the last day of each such 30-day period (a "Default Payment").


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                           (B) If the Registration Statement has not been
                  declared effective within 120 days after the Filing Date and provided that such Holder is not able to freely transfer the Registrable Securities pursuant to Rule 144(k) of the Act, then (x) the Call Options shall become immediately exercisable and (y) each Holder shall have the right to sell at any time after the 150th day after the Closing Date any or all of its Registrable Securities and at the Mandatory Repurchase Price (as defined below). Each Holder shall exercise such right by providing the Company with written notice thereof (the "PUT NOTICE"), which such Put Notice shall include the type and amount of each security that the Holder seeks to repurchase and a date at least five (5) business days from the date thereof on which the Holder seeks the repurchase to occur. The "MANDATORY REPURCHASE PRICE" shall be equal to, with respect to the Registrable Securities to be sold in accordance with this paragraph, (x) the number of such shares multiplied by
                  (y) 115% of the Market Price on the date the Holder acquires the right to require the Company to repurchase the shares or the date upon which the Holder received the shares.

                       (ii) No Listing; Premium Price Redemption for
                  Delisting of Class of Shares.

                           (A) In the event that the Company fails, refuses or
                  is unable to cause the Registrable Securities covered by the Registration Statement to be approved for trading subject to issuance with an Approved Market: (1) at all times during the period ("LISTING PERIOD") commencing the earlier of the effective date of the Registration Statement or the 60th calendar day following the Filing Date, and continuing thereafter for so long as the Call Options are outstanding, then the Company shall pay in cash or Common Stock, as provided in Section 2(b)(i)(A), to each Holder a Default Payment for each 30-day period (or portion thereof) during the Listing Period from and after such failure, refusal or inability to so list the Registrable Securities until the Registrable Securities are so listed and (2) within 30 calendar days following the Filing Date, then the Call Options shall become immediately exercisable.

                           (B) In the event that shares of Common Stock of the
                  Company are delisted from, or are no longer approved for trading on, the Approved Market at any time following the Closing Date and remain delisted or not approved for trading for 7 consecutive calendar days, then (1) the Call Options shall become immediately exercisable and (2) at the option of each Holder and to the extent such Holder so elects, the Company shall on 2 business days notice either (x) pay in cash or Common Stock (as provided in Section 2(b)(iv) to such Holder a Default Payment for each 30-day period that the shares are delisted or (y) require the Company to repurchase the Registrable Securities held by such Holder, in whole or in part, at Mandatory Repurchase Price (as defined above); provided, however, that such Holder


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                  may revoke such request at any time prior to receipt of
                  payment of such Default Payments or Mandatory Repurchase Price, as the case may be.

                           (iii) Blackout Periods. In the event any Holder is
                  unable to sell Registrable Securities under the Registration Statement for more than (A) ten (10) consecutive days or (B) an aggregate of thirty (30) days in any 365 day period ("SUSPENSION GRACE PERIOD") including without limitation by reason of a suspension of trading of the Common Stock on the Approved Market, any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in such Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or the number of shares of Common Stock covered by the Registration Statement is insufficient at such time to make such sales, then the Call Options shall become immediately exercisable. In addition, the Company shall pay in cash or Common Stock (as provided in Section 2(b)(iv)) to each Holder a Default Payment for each 30-day period (or portion thereof) from and after the expiration of the Suspension Grace Period or, in the alternative, at any time following the expiration of the Suspension Grace Period, a Holder shall have the right but not the obligation to have the Company repurchase its Registrable Securities at the price and on the terms set forth in Section 2(b)(i)(B) above.

                           (iv) Default Payment Terms; Status of Unpaid Default
                  Payments. All Default Payments (which payments shall be pro rata on a per diem basis for any period of less than 30 days) required to be made in connection with the above provisions shall be paid at any time upon demand, and whether or not a demand is made, by the tenth (10th) day of each calendar month for each partial or full 30-day period occurring prior to that date. Such Default Payments shall be payable in cash or Common Stock, as determined by each Holder in its sole discretion. If the Holder elects to be paid in Common Stock, the Holder shall be entitled to that number of shares of Common Stock, as shall equal to the amount of such Default Payment multiplied by a fraction, the numerator of which is one and the denominator of which is equal to the average of the Market Price for the three (3) business days prior to, but not including, the date upon which such payments are due. Unless the Company shall receive written notice to the contrary from the respective Holder, the Default Payments shall be in cash.

                           (v) Mandatory Repurchase Price for Default. In the
                  event that the Company fails or refuses to pay any Default Payment provided for in the foregoing paragraphs (i) through
                  (iv) when due, (A) the Call Options shall become immediately exercisable and (B) at any Holder's request and option the Company shall purchase all or a portion of the Registrable Securities held


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         by such Holder (with Default Payments accruing through the date of such purchase), within five (5) days of such request, at a purchase price equal to the Mandatory Repurchase Price; provided that such Holder may revoke such request at any time prior to receipt of such payment of such purchase price.

                  (vi) Cumulative Remedies. Each Default Payment triggered by an Interfering Event provided for in the foregoing paragraphs (i) through
         (iii) shall be in addition to each other Default Payment triggered by another Interfering Event; provided, however, that in no event shall the Company be obligated to pay to any Holder Default Payments in an aggregate amount greater than 1% of the value of the outstanding Registrable Securities based upon the Market Price for any 30-day period (or portion thereof). The Default Payments, mandatory repurchases and the triggering of the ability of the Holders to exercise Call Options provided for above are in addition to and not in lieu or limitation of any other rights the Holders may have at law, in equity or under the terms of the Transaction Documents, including without limitation the right to specific performance. Each Holder shall be entitled to specific performance of any and all obligations of the Company in connection with the registration rights of the Holders hereunder.

                  (vii) Certain Acknowledgments. The Company acknowledges that any failure, refusal or inability by the Company described in the foregoing paragraphs (i) through (iii) and paragraph (v) will cause the Holders to suffer damages in an amount that will be difficult to ascertain, including without limitation damages resulting from the loss of liquidity in the Registrable Securities and the additional investment risk in holding the Registrable Securities. Accordingly, the parties agree that it is appropriate to include in this Agreement the foregoing provisions for Default Payments, mandatory repurchases and the triggering of the ability of the Holders to exercise the Call Options in order to compensate the Holders for such damages. The parties acknowledge and agree that the Default Payments, mandatory repurchases and the triggering of ability of the Holders to exercise of the Call Options set forth above represent the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such Default Payments and mandatory repurchases and the triggering of the ability of the Holders to exercise of the Call Options are reasonable and will not constitute a penalty. The parties agree that the provisions of this clause (vii) consist of certain acknowledgments and agreements concerning the remedies of the Holders set forth in clauses (i) through (iii) and paragraph (v) of this paragraph; nothing in this clause (vii) imposes any additional default payments and mandatory repurchases for violations under this Agreement.

         (c) If the Holder(s) intend to distribute the Registrable Securities by means of an underwriting, the Holder(s) shall so advise the Company. Any such underwriting may only be administered by investment bankers reasonably satisfactory to the Company.


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         (d) The Company shall enter into such customary agreements for secondary offerings (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions reasonably requested by the Holders in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities. In the event that the offering in which the Registrable Securities are to be sold is deemed to be an underwritten offering or an Investor selling Registrable Securities is deemed to be an underwriter, the Company shall:

                  (i) make such representations and warranties to the Holders and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

                  (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of independent counsel to the Company, on and dated as of the effective day (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement, and within ninety (90) days following the end of each fiscal year thereafter, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and the underwriter(s), if any, and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to the Holders and each underwriter, if any.

                  (iii) cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), and at the beginning of each fiscal year following a year during which the Company's independent certified public accountants shall have reviewed any of the Company's books or records, a "comfort" letter from the Company's independent certified public accountants addressed to the Holders and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings; such accountants shall have undertaken in each such letter to update the same during each such fiscal year in which such books or records are being reviewed so that each such letter shall remain current, correct and complete throughout such fiscal year; and each such letter and update thereof, if any, shall be reasonably satisfactory to the Holders.


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                  (iv) if an underwriting agreement is entered into, the same shall include customary indemnification and contribution provisions to and from the underwriters and procedures for secondary underwritten offerings;

                  (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any; and

                  (vi) deliver to the Holders on the effective day (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement, and at the beginning of each fiscal quarter thereafter, a certificate in form and substance as shall be reasonably satisfactory to the Holders, executed by an executive officer of the Company and to the effect that all the representations and warranties of the Company contained in the Purchase Agreement are still true and correct except as disclosed in such certificate; the Company shall, as to each such certificate delivered at the beginning of each fiscal quarter, update or cause to be updated each such certificate during such quarter so that it shall remain current, complete and correct throughout such quarter; and such updates received by the Holders during such quarter, if any, shall have been reasonably satisfactory to the Holders.

         (e) The Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company and review of any Registration Statement, all SEC Documents (as defined in the Purchase Agreement) filed subsequent to the Closing, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential.

         (f) The Company shall file a Registration Statement with respect to any newly authorized and/or reserved shares within thirty (30) business days of the authorization or reservation of same and shall use its best efforts to cause such Registration Statement to become effective within ninety (90) days of such filing. If the Holders become entitled, pursuant to an event described in clause
(ii) or (iii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Registration Statement, subsequent to the date such Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then effective Registration Statement, the Company shall promptly file, in accordance with the procedures set forth herein, an additional Registration Statement with


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respect to such newly Registrable Securities. The Company shall use its best efforts to (i) cause any such additional Registration Statement, when filed, to become effective under the Securities Act, and (ii) keep such additional Registration Statement effective during the period described in Section 5 below. All of the registration rights and remedies under this Agreement shall apply to the registration of such newly reserved shares and such new Registrable Securities, including without limitation the provisions providing for Default Payments contained herein.

         3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

         4. Registration on Form S-3; Other Forms. If eligible to use Form S-3 or comparable or successor form, the Company shall use such form to register the Registrable Securities. In the event that the Company is ineligible to use such form, the Company will use such form as the Company is eligible to use under the Securities Act.

         5. Registration Period. In the case of the registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to keep such registration effective until the earlier to occur of (i) sales are permitted of all Registrable Securities without registration under Rule 144(k) or (ii) all Registrable Securities shall have been sold pursuant to such registration.

         6. Indemnification.

                  (a) The Company Indemnity. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling each Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the


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extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                  (b) Holder Indemnity. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                  (c) Procedure. Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each

Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         7. Contribution. If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying each of such Indemnified Parties, shall contribute to the amount paid or payable by each such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

         In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Survival. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(d)(i) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, or the underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

         9. Information by Holders. Each Holder shall reasonably promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The intended method or methods of disposition and/or sale (Plan of Distribution) of such securities as so provided by such Investor shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Holder, except that such Holder may not require an intended method of disposition which violates applicable securities law.

         10. Transfer or Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Investors by the Company under this Agreement to cause the Company to register Registrable Securities may be transferred or assigned (in whole or in part) to a transferee or assignee of such Registrable Securities; provided that such transfer or assignment shall be for at least .25% of the shares of Common Stock outstanding and that the rights granted under this Agreement may not be assigned to a transferee who has acquired the Registrable Securities from an Investor pursuant to an effective registration statement and who is not an affiliate (as defined in the Act) of the Company; further provided in each case that the Company must be given written notice by the such Investor at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees in writing to be bound by the provisions of this Agreement.

         11. Miscellaneous.

                  (a) Remedies. The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (b) Jurisdiction. The Company and each of the Investors (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the New York State courts and other courts of the United States sitting in New York County, New

York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

                  (c) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:

                  to the Company:

                           Sunshine Mining and Refining Company
                           5956 Sherry Lane
                           Suite 1621
                           Dallas, Texas 75225
                           Attention: William Davis
                           Facsimile: (214) 265-0324

                  with copies to:

                           Prager, Metzger & Kroemer, PLLC
                           2626 Cole Avenue
                           Suite 900
                           Dallas, Texas 75204
                           Attention: Steven C. Metzger, Esq.
                           Facsimile: (214) 523-3838

                  to the Investors:

                           To each Investor at the address and/or fax number set forth on Schedule I of this Agreement with copies to:

                           Kleinberg, Kaplan, Wolff & Cohen, P.C.
                           551 Fifth Avenue
                           New York, New York 10176
                           Facsimile: (212) 986-8866
                           Attention: Stephen M. Schultz, Esq.

         Any party hereto may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties hereto.

                  (d) Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement and the enforcement of this indemnity.

                  (e) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

                  (f) Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

                  (g) Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its express written approval, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. The Company agrees to deliver a copy of any public announcement regarding the matters covered by this Agreement or any agreement or document executed herewith to each Investor and any public announcement including the name of an Investor to such Investor, prior to the publication of such announcements.

                  (h) Entire Agreement. This Agreement and the agreements and documents contemplated hereby contain the entire understanding and agreement of the parties, and may not be modified or terminated except by a written agreement signed by both parties.

                  (i) Governing Law. This Agreement and the validity and performance of the terms hereof shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware applicable to contracts executed and to be performed entirely in such State.

                  (j) Severability. The parties acknowledge and agree that the Investors are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warranties, agreements, acts or omissions of any other Investor, and that any rights granted to "INVESTORS" hereunder shall be enforceable by each Investor hereunder.

                  (k) Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

                  (l) Titles. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                                   Signature page follows

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                       SUNSHINE MINING AND REFINING COMPANY


                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                       INVESTORS:

                                       STONEHILL INSTITUTIONAL PARTNERS, L.P.


                                       By:
                                           -------------------------------------
                                            Name:  John Motulsky
                                            Title: General Partner


                                       STONEHILL OFFSHORE PARTNERS LIMITED
                                            By:  Stonehill Advisors LLC


                                       By:
                                           -------------------------------------
                                            Name:  John Motulsky
                                            Title: Managing Member


                                       ELLIOTT INTERNATIONAL, L.P.
                                            By:  Elliott International Capital
                                                 Advisors, Inc.
                                                 Attorney-in-Fact


                                       By:
                                           -------------------------------------
                                            Name:  Paul E. Singer
                                            Title: President

                                       THE LIVERPOOL LIMITED PARTNERSHIP
                                           By:  Liverpool Associates, Ltd.
                                                General Partner


                                       By:
                                           -------------------------------------
                                             Name:  Paul E. Singer
                                             Title: President



             Signature page to Sunshine Mining and Refining Company
                         Registration Rights Agreement

                                   SCHEDULE I
                                   INVESTORS


                           Stonehill Institutional Partners, L.P.
                           Stonehill Offshore Partners Limited
                           c/o Stonehill Capital Management LLC
                           126 E. 56th Street, 9th Floor
                           New York, New York  10022
                           Attention:  John Motulsky
                           Facsimile:  (212) 838-2291

with a copy to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York  10036
                           Attention:  Lawrence Budish, Esq.
                           Facsimile:  (212) 969-2900

                           The Liverpol Limited Partnership
                           Elliott International, L.P.
                           c/o Elliott Management Corporation
                           712 Fifth Avenue
                           New York, New York 10019
                           Attention:  Dan Gropper
                           Facsimile:  (212) 974-2092

with copies to:

                           Kleinberg, Kaplan, Wolff & Cohen, P.C.
                           551 Fifth Avenue, 18th Floor
                           New York, New York 10176
                           Attention:  Lawrence D. Hui, Esq.
                           Facsimile:  (212) 986-8866